UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 28, 2008

Current Technology Corporation
(Exact name of registrant as specified in its charter)

Canada	000-19846	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

800 West Pender Street, Suite 1430 Vancouver, B.C., Canada	V6C2V6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (604) 684-2727

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 28, 2008 the Company issued a press release announcing its subsidiary StarOne Telemática SA (“StarOne”) has signed a Commercial Agreement of Purchase and Sale (“Acordo Comercial De Compra E Venda”) (“the “Agreement”) with Magneti Marelli Sistemas Automotivos Indústria e Comércio Ltda. of Brazil, a subsidiary of Magneti Marelli of Milan, Italy, an international company belonging to the Fiat Group. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

1.1

Press Release dated October 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Current Technology Corporation
(Registrant)

Date: October 28, 2008	/s/ Robert Kramer_____
Name: Robert Kramer
Title: Chief Executive Officer

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